                                                                   EXHIBIT 10.24



                               AGREEMENT BETWEEN
                             PAGEMART INCORPORATED
                                      AND
                     GTE COMMUNICATION SYSTEMS CORPORATION
                                   TO ASSUME
                                      AND
                                AMENDMENT NO. 2
                                       TO
                                RESALE AGREEMENT
                              NUMBER 999999-93-12
                                    BETWEEN
                             PAGEMART INCORPORATED
                                      AND
                            GTE SERVICE CORPORATION

ASSUMPTION

GTE Communication Systems Corporation, acting through its GTE Supply division, for the benefit of itself and the affiliates enumerated in Exhibit D, with offices at 700 Hidden Ridge, Irving, Texas 75038 ("RESELLER") assumes and Pagemart Incorporated. with its principal offices located at 6688 North Central Expressway, Suite 900, Dallas, Texas 75026 ("LICENSOR") accepts its assumption of all rights and obligations of GTE SERVICE CORPORATION as RESELLER in said Agreement Number 999999-93-12 as amended (Agreement).

AMENDMENT

THIS AMENDMENT NO. 2 to Resale Agreement Number 999999-93-12, between RESELLER and LICENSOR shall be effective upon execution by both parties.

NOW, THEREFORE, the parties agree to the following changes for the mutual benefit of both parties.

CHANGE NUMBER 1

Exhibit A, PRICING of the Agreement shall be replaced with Exhibit A, PRICING attached hereto.

CHANGE NUMBER 2

In consideration of the renewal of Resale Agreement Number 999999-93-12 LICENSOR agrees to issue the credits and discounts in, and fulfill the other commitments as detailed in Exhibit B, DISCOUNTS/CREDITS. By accepting the discounts and credits listed in Exhibit B, RESELLER does not represent or guarantee the ordering of any level or amount of Services from LICENSOR or any peculiar status relative to other vendors.

CHANGE NUMBER 3

Exhibit C, AUTHORIZED EQUIPMENT attached hereto shall be added to the Agreement.




                                                                    CONFIDENTIAL

CHANGE NUMBER 4

The following shall be added as Section 32:

         32.     AUTHORIZED EQUIPMENT

                          (a) RESELLER and its Subscribers shall only utilize the Equipment listed in Exhibit C, AUTHORIZED EQUIPMENT in connection with LICENSOR's Services. LICENSOR may revise Exhibit C from time to time upon delivery of written notice to RESELLER at least one hundred eighty (180) days prior to the effective date of such revision. If LICENSOR amends Exhibit C in such a manner whereby previously authorized Equipment is no longer authorized for use on LICENSOR's Paging System, LICENSOR agrees at its sole cost and expense to provide substitute authorized Equipment in exchange for the previously authorized Equipment then utilized by RESELLER's Subscribers.

                          (b) All pagers previously sold by LICENSOR to RESELLER are included in this Agreement, as they all still work on this network.

CHANGE NUMBER 5

Exhibit D, GTE AFFILIATED ENTITIES attached hereto shall be added to the Agreement.

CHANGE NUMBER 6

Exhibit E, REPORTS attached hereto shall be added to the Agreement and LICENSOR agrees to provide such reports to RESELLER.

CHANGE NUMBER 7

The second line of Section 1. TERM shall be changed to read "thereafter until October 31, 2000 unless terminated or modified by..."

CHANGE NUMBER 8

The following shall be added as Section 31.

         31.     SERVICE COMMITMENT

                 In the event a particular terminal or transmitter is inoperable for a period of twenty-four (24) hours or more, and a RESELLER Customer is not able to receive paging Services because of the outage, LICENSOR agrees to credit RESELLER * period for each affected pager, for a maximum of * hour periods in any one month.

CHANGE NUMBER 9

Add the following to Section 6, LICENSOR RESPONSIBILITIES





                                       2                            CONFIDENTIAL

* CONFIDENTIAL INFORMATION HAS BEEN DELETED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

                 (d) LICENSOR agrees to provide the monthly reports described in Exhibit E, attached hereto, to RESELLER.

                 (e) LICENSOR shall assume the role of system coordinator for all RESELLER'S terminals. This includes monitoring these terminals for alarms, notifying RESELLER of alarms, scheduling routine maintenance, software upgrades and hardware upgrades.

                 (f) LICENSOR is responsible for keeping RESELLER informed of all necessary updates and maintenance to the degree that it does not affect the RESELLER.

CHANGE NUMBER 10

Add the following to Section 7, RESELLER RESPONSIBILITIES

                 (g) RESELLER is responsible for updating the contact list of people who LICENSOR is to contact if an alarm occurs or routine maintenance is required or upgrades become necessary.

                 (h) RESELLER is responsible for purchasing software, hardware, and spare kits for each terminal owned by RESELLER. RESELLER agrees to reimburse LICENSOR at the rate of $100 per man hour (plus travel expenses) for all software and hardware upgrades and other maintenance that RESELLER approves LICENSOR to perform on their behalf.

                 (i) RESELLER will handle emergency maintenance for service affecting outages on a case by case basis.

CHANGE NUMBER 11

Add the following to Section 10. BILLING

                 (b) LICENSOR shall provide to RESELLER an overcalls invoice by the 10th day of each month or RESELLER will not be obligated to pay the overcall portion of that invoice.

                 (c) LICENSOR shall provide to RESELLER a detailed billing statement for airtime services charge by the 15th day of each month or RESELLER will be allowed to deduct * from that particular statement and an additional * will be deducted each month thereafter until statement is received.

                 (d) If the 15th day of the month falls on a weekend the statement will be delivered to RESELLER by 12:00 noon Central Standard Time on the next business day.

Except as specifically modified, amended or supplemented herein, all terms and conditions of Resale Agreement Number 999999-93-12 and its Amendment One shall remain in full force and effect between the parties.





                                       3                            CONFIDENTIAL

* CONFIDENTIAL INFORMATION HAS BEEN DELETED. THE OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

RESELLER                                                    LICENSOR
GTE COMMUNICATION SYSTEMS                                   PAGEMART INCORPORATED
CORPORATION

/s/ KEITH HENDERSHOT                                        /s/ DOUGLAS S. GLEN
---------------------------------------------               ---------------------------------------------------
(Signature of Authorized Agent)                             (Signature of Officer)

Keith Hendershot                                            Douglas S. Glen
---------------------------------------------               ---------------------------------------------------
(Printed Name of Officer)                                   (Printed Name of Officer)

Acting Group Manager - Contract Management                  Executive Vice President
---------------------------------------------               ---------------------------------------------------
(Title)                                                     (Title)

Date:  10-2-97                                              Date:   10-2-97
      ---------------------------------------                     ---------------------------------------------


                 APPROVED AS TO FORM AND LEGALITY
                 J.R. SEASTROM
                 ----------------------------------
                 Attorney, GTE Telephone Operations
                 Date:    09-30-97
                       ----------------------------









                                        4                           CONFIDENTIAL

                                   EXHIBIT A
                                PRICING DOCUMENT

                          PRICE DOCUMENT ADDENDUM "A"
                   PRINTED 09/17/97, REPLACES 08/17/97 FORMAT
                               EFFECTIVE 10/01/97
                                PREPARED FOR GTE
                               ***CONFIDENTIAL***

[3.1] ADDITIONAL TEXT SERVICES

SERVICE                                                     RATE
--------------------------------------------------------------------------------
Broadcast Services - Generic, for all subscribers           $900.00 per month


[3.0] NEIGHBOR CITY/PICK-A-CITY OPTIONS

                                         TYPE OF
CITIES                                   COVERAGE
-------------------------------------------------

Austin/San Antonio - Dallas             Neighbor
Austin/San Antonio - Dallas             Neighbor
Baltimore/Washington DC - Richmond      Neighbor
Chicago - Indianapolis                  Neighbor
El Paso - Albuquerque                   Neighbor
Houston - Dallas                        Neighbor
Little Rock - Memphis                   Neighbor
Memphis - Nashville                     Neighbor
Nashville - Birmingham                  Neighbor
Nashville - Atlanta                     Neighbor
Indianapolis - Elkart                   Neighbor
Chattanooga - Birmingham                Neighbor
Nashville - Louisville                  Neighbor
Nashville - Knoxville                   Neighbor
Indianapolis - South Bend               Neighbor
Louisville - Somerset, KY               Neighbor

PageMart shall have the right in its sole and absolute discretion, to change the fees charged for Devices and/or Services at any time upon thirty (30) days prior notice to Customer in the event PageMart deems such change necessary to comply with applicable law or regulation, whether state or federal, or in the event PageMart determines that a change in applicable law or regulation substantially affects PageMart's operating costs.

                                   EXHIBIT A
                                PRICING DOCUMENT

                   PRINTED 09/17/97, REPLACES 03/17/97 FORMAT
                               EFFECTIVE 10/01/97
                                PREPARED FOR GTE
                               ***CONFIDENTIAL***

[3.0] TEXT SERVICES

                              PER MO, PER UNIT       TEXT NETWORK       NUMERIC NET.       US 800 /       US 800 / 888
COVERAGE                      FLEX NETWORK RATE     OVERCALL LEVEL     OVERCALL LEVEL     888 CHARGE     OVERCALL LEVEL
-----------------------------------------------------------------------------------------------------------------------
Local - Tier I                      $ **              >100 @ $ *        >400 @ $ *           $ *           >200 @ $ *

Local - Tier II                     $ *               >100 @ $ *        >400 @ $ *           $ *           >200 @ $ *

Local - Tier III                    $ *               >100 @ $ *        >400 @ $ *           $ *           >200 @ $ *

Text Roaming
  US only                          +$ *               counts towards local coverage listed above

Text Roaming
  Canada*                          +$ *               counts towards local coverage listed above

Neighbor City US                   +$ *               counts towards local coverage listed above

Pick-A-City US                     +$ *               counts towards local coverage listed above

Pick-A-City Canada*                +$ *               counts towards local coverage listed above

Statewide                           $ *               >50 @ $ *         >400 @ $ *           $ *           >200 @ $ *

Region                              $ *               >50 @ $ *         >200 @ $ *           $ *           >200 @ $ *

Dual Region                         $ *               >50 @ $ *         >200 @ $ *           $ *           >200 @ $ *

Norpac                              $ *               >50 @ $ *         >400 @ $ *           $ *           >200 @ $ *

SF or LA plus
  Las Vegas                         $ *               >50 @ $ *         >400 @ $ *           $ *           >200 @ $ *

California State
  plus Las Vegas                    $ *               >50 @ $ *         >400 @ $ *           $ *           >200 @ $ *

Nationwide
  Continental US                    $ *               >50 @ $ *         >200 @ $ *           $ *           >200 @ $ *
  US plus Hawaii/AK                 $ *               >50 @ $ *         >200 @ $ *           $ *           >200 @ $ *
  Canadian Nationwide*             +$ *               counts towards nationwide coverage listed above

Notes:
       (a) All packages include 100 characters per message unless otherwise noted.

       (b) Tier I (LA / San Diego), Tier II (Hawaii), Tier III (All areas not Tier I or Tier II).

       (c)  "(pocsag rate)" -- not applicable for new subscribers.

       (d)  All rates apply for TNPP as well as non-TNPP unless otherwise noted.

       (e) "*" Canadian options require equal level of US service and 929.6625 Mhz.

       (f)  All rates are per unit, per month unless noted otherwise.


* CONFIDENTIAL INFORMATION HAS BEEN DELETED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT A
                                PRICING DOCUMENT

                   PRINTED 09/17/97, REPLACES 03/17/97 FORMAT
                               EFFECTIVE 10/01/97
                                PREPARED FOR GTE
                               ***CONFIDENTIAL***

[1.2] ADDITIONAL NUMERIC SERVICES

SERVICE                                       RATES PER MONTH
---------------------------------------------------------------------------------

Generic Greeting                              no charge

Custom Greeting                               $ *

Numeric Retrieval                             $ *

Second DID (US)                               $ *

800/888 Canadian Access                       $ * (>200 calls, $ * per call)

VoiceMail

       Small Talk (5 mes., 20 sec., 12 hour)  $ *
       Small Talk with US 800/888             $ *

       Standard (15 mes., 30 sec., 24 hour)   $ *
       Standard with US 800/888               $ *

       Executive (15 mes., 60 sec., 48 hour)  $ *
       Executive with US 800/888              $ *

       VIP (15 mes., 120 sec., 48 hour)       $ *
       VIP with US 800/888                    $ *


PageMart shall have the right in its sole and absolute discretion, to change the fees charged for Devices and/or Services at any time upon thirty (30) days prior notice to Customer in the event PageMart deems such change necessary to comply with applicable law or regulation, whether state or federal, or in the event PageMart determines that a change in applicable law or regulation substantially affects PageMart's operating costs.

* CONFIDENTIAL INFORMATION HAS BEEN DELETED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT A
                                PRICING DOCUMENT

                   PRINTED 09/17/97, REPLACES 03/17/97 FORMAT
                               EFFECTIVE 10/01/97
                                PREPARED FOR GTE
                               ***CONFIDENTIAL***

[1.0] NUMERIC SERVICES

                                  PER MO, PER UNIT              NETWORK           US 800/888              800/888
COVERAGE                         FLEX NETWORK RATE          OVERCALL LEVEL          CHARGE             OVERCALL LEVEL
---------------------------------------------------------------------------------------------------------------------

Local                                  $ *                    >400 @ $ *             $ *                >200 @ $ *

Local LA/SD                            $ *                    >400 @ $ *             $ *                >200 @ $ *

Numeric Roam
  US only                             +$ *                    counts towards local coverage listed above

Numeric Roam
  US plus Canada*                     +$ *                    counts towards local coverage listed above

Neighbor City US                      +$ *                    counts towards local coverage listed above

Pick-A-City US                        +$ *                    counts towards local coverage listed above

Pick-A-City Canada*                   +$ *                    counts towards local coverage listed above

Statewide                              $ *                    >400 @ $ *             $ *                >200 @ $ *

Region                                 $ *                    >200 @ $ *             $ *                >200 @ $ *

Dual Region                            $ *                    >200 @ $ *             $ *                >200 @ $ *

Norpac                                 $ *                    >400 @ $ *             $ *                >200 @ $ *

Seaboard Region                        $ *                    >400 @ $ *             $ *                >200 @ $ *

SF or LA plus
  Las Vegas                            $ *                    >400 @ $ *             $ *                >200 @ $ *

California State
  Plus Las Vegas                       $ *                    >400 @ $ *             $ *                >200 @ $ *

Nationwide
  Continental US                       $ *                    >200 @ $ *             $ *                >200 @ $ *
  US plus Hawaii/AK                    $ *                    >200 @ $ *             $ *                >200 @ $ *
  Canadian Nationwide*                +$ *                    counts towards nationwide coverage listed above

Notes:
        (a) "(pocsag rate)"--not applicable for new subscribers.

        (b) All rates apply for TNPP as well as non-TNPP unless noted otherwise.

        (c) "*" Canadian options require equal level of US service and 929.6625 MHz.

        (d) Numeric Roaming services include numeric retrieval.

        (e) All rates are per unit per month unless noted otherwise.

* CONFIDENTIAL INFORMATION HAS BEEN OMITTED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT B

                                DISCOUNTS/CREDITS


PageMart desires to offer the following commitments, both short and long term, to GTE Paging in an effort to restart sales momentum.

The following commitments represent a bottom line contribution of *

1. MARKET DEVELOPMENT FUNDS (DISCOUNTS) - Credit issued on the preceding month's ending units in service by category. The purpose of MDF support funds is the promotion and growth of PageMart frequency sales. GTE has discretion on how to best utilize these credits for the above purpose. Proof of performance requested.

    Rate for Existing Accounts: $* credit per month per pager for local numeric service and $* credit per month per pager for local alpha numeric services.
    Term: September 1 through March 31, 1998 (seven months of credits).

    Rate for Net Additional Accounts: $* credit per month per pager for local numeric service and $* credit per month per pager for local alpha numeric services. Term: September 1 through March 31, 1998 (seven months of credits).

    Estimated minimum seven month contribution: $*.

    These credits are in addition to the other marketing promotional projects that we are committed to support. For example bundled package discounts and specific sales channel promotions;

2. ALPHA NUMERIC LOCAL TEXT MESSAGE COUNT INCREASED from 50 to 100 text messages effective October 1, 1997.

3. EXTEND 800/888 OVERALL DISCOUNT RATE OF $* PER CALL through March 31, 1998. Estimated minimum seven month contribution: *.

4. The credit towards a pocsag price reduction (from $* to $*, will FUND * up TO $* OF THIRD PARTY HOST-TO-HOST DEVELOPMENT COSTS (or other alternatives such as direct to terminal connection). This project could not only save between 35,000 to 60,000 double data entry efforts performed to synchronize PBMS with PRIME, but greatly improve the speed and reliability of efficiency of operations.

    The $* pocsag price reduction will take effect October 1, 1997.

5. Provide ON-LINE ACCESS to the PageMart network operations trouble ticket system, with access to all open trouble tickets, before September 15, 1997.

6. Establish a NETWORK OPERATIONS QUALITY REVIEW COMMITTEE that will include GTE's and PageMart's management teams. This committee will develop and implement a process to enhance service levels for network maintenance and reliability and improve communications for all paging network operational issues. PageMart and GTE will work together to implement processes and procedures

* CONFIDENTIAL INFORMATION HAS BEEN DELETED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.



                                      B-1                  CONFIDENTIAL
    which reduce the turn-around time on open trouble tickets by 75%. Initial meeting to be schedule before September 1, 1997. An agreement on what process to implement will be agreed to by the members of the committee by October 15, 1997, and implementation will begin by October 31, 1997.

7. PageMart agrees that due to the network modifications made this year that coverage has been affected at GTE Place. PageMart agrees to install a transmitter and other equipment REQUIRED TO CORRECT THE affected coverage at GTE Place.

8. PageMart agrees to offer custom bundled packages at a reduced price for all GTE Paging channels, as requested by Product Management.

9. PageMart agrees to Re-Freq. all GTED's and GTE Directories pagers to work on Frequency #2 in order to expedite a resolution for GTED's and GTE Directories paging delay issues. This is CONDITIONAL upon acceptance of this offer by GTE Paging. If GTE Paging wishes to upgrade the GTED's and/or GTE Directories pagers to the new Advisor Elite pagers, PageMart agrees to offer a credit equal to the cost of re-freqing the pagers toward the purchase of the new units not to exceed $10 per pager.




                                      B-2                        CONFIDENTIAL

                                   EXHIBIT C
                              AUTHORIZED EQUIPMENT

                               EFFECTIVE 10/01/97
                                PREPARED FOR GTE
                               ***CONFIDENTIAL***


[5.0]   EQUIPMENT

PRODUCT NAME                      COST PER UNIT
-----------------------------------------------
Motorola Pronto - Flex            $ *
Motorola Bravo - Flex             $ *
Motorola Ultra Express - Flex     $ *

Uniden FX 9400                    $ *
Uniden FLX 9050                   $ *

Motorola Wordline                 $ *
Motorola Advisor Gold             $ *


Equipment Notes:
         (a) Prices include freight charges for standard UPS shipment in the continental US based on bulk shipments of more than 50 units.

         (b)    Pagers do not have face labels unless noted otherwise.

         (c)    Batteries are included.

         (d)    Product has a 90 day manufacturer warranty.

         (e)    Shipments/prices are based on availability.

         (f)    All rates are per unit, per month unless noted otherwise.


* CONFIDENTIAL INFORMATION HAS BEEN DELETED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT.

                                   EXHIBIT D

                            GTE AFFILIATED ENTITIES


TELEPHONE OPERATING COMPANIES
-----------------------------

GTE Alaska Incorporated
GTE Arkansas Incorporated
GTE California Incorporated
GTE Florida Incorporated
   GTE Communications Corporation
   GTE Funding Incorporated
GTE Hawaiian Telephone Company Incorporated
   GTE Hawaiian Tel Insurance Company Incorporated
   GTE Hawaiian Tel International Incorporated
   The Micronesian Telecommunications Corporation
     GTE Pacifica Incorporated
GTE Midwest Incorporated
GTE North Incorporated
   GTW Northwest Systems Incorporated
GTE Northwest Incorporated
   Gte West Coast Incorporated
GTE South Incorporated
GTE Southwest Incorporated
Contel of California, Inc.
   Contel Advanced Systems, Inc.
Contel of Minnesota, Inc. d/b/a GTE Minnesota
Contel of the South, Inc. d/b/a GTE Systems of the South
Contel Service Corporation
Continental Telephone Business Systems, Inc.

GTE Anglo Holding Company Incorporated
   La Compagnie de Telephone Anglo-Canadienne/Anglo-Canadian Telephone Company
     BC TELECOM Inc.
     Quebec-Telephone
GTE London Limited (England)

GTE Holdings (Canada) Limited
   Compania Dominicana de Telefonos, C. por A. (Codetel)

GTE International Telephone Incorporated
   Codetel Computer Graphics Holdings B.V. (Netherlands)
   Informatica y Telecommunicaciones, C. por A. (Dominican Republic)

GTE International Telecommunications Incorporated
   GTE do Brasil Limitada
   GTE PCS International Incorporated
   GTE Venezuela Incorporated


                                      D-1                         CONFIDENTIAL

                                   EXHIBIT D
                            GTE AFFILIATED ENTITIES

          VenWorld Telecom, C.A. (Venezuela)

GTE Investments Incorporated

GTE Customer Networks, Inc.

GTE Data Services Incorporated
GTE Data Services Holdings Mexico, S. de R.L. de C.V.
     GTE Data Services-Mexico, S.A. de C.V.
     GTEDS Data Services-Mexico, S.A. de C.V.
     GTE Data Services International Incorporated

GTE Intelligent Network Services Incorporated

GTE Main Street Incorporated

GTE Media Ventures Incorporated
     T.L. Robak, Inc.
     Apollo Cablevision, Inc.
ContelVision, Inc.

GTE Vantage Incorporated

GTE Information Services Incorporated
     GTE Card Services Incorporated




                                      D-2                          CONFIDENTIAL

                                   EXHIBIT E

                                NETWORK REPORTS
Sample Format
--------------------------------------------------------------------------------
Dial up modems for alpha service.

        Quantity Ports Available: 24

                      Sun      Mon     Tues      Wed      Thurs     Fri     Sat

        Busy Hour     12pm     5pm     5pm       11am     5pm       5pm     9am
        Max ports
        in use        5        12      12        13       12        17      8

--------------------------------------------------------------------------------
Trunking Busy Hour

        Terminal Name: Anytown, USA

            Trunks Available: 24

                      Sun      Mon     Tues      Wed      Thurs     Fri     Sat

        Busy Hour     5pm      6pm     11pm      5am      5pm       6pm     10am
        Max Trunks
        in Use        7        20      19        18       18        24      10

--------------------------------------------------------------------------------
Internet Gateway Traffic Stats

                      Sun      Mon     Tues      Wed      Thurs     Fri     Sat

        Busy Hour     9am      10am    11am      3pm      5pm       6pm     2pm

        Capacity
        % Usage       4%        40%    35%       50%      55%       95%     10%

--------------------------------------------------------------------------------
Terminal Busy Hour

        Terminal Name: Neighborville, USA

                      Sun      Mon     Tues      Wed      Thurs     Fri     Sat

        Busy Hour     5pm      6pm     11am      5pm      5pm       6pm     10am

        CPU %
        Usage         45%      55%     63%       44%      50%       75%     30%

--------------------------------------------------------------------------------




                                      E-1                           CONFIDENTIAL

                                NETWORK REPORTS

Page 2
Sample Format
--------------------------------------------------------------------------------
Transmitter Outages (over 2 hours)

      Average recovery time (by week)

      Detail on Exceptions - Transmitters out for more than 4 hours

Terminal Outages (over 1 minute)

      Recovery time - time & date
      Detail on all outages

--------------------------------------------------------------------------------
Repeat trouble

      Terminals that have same trouble within one week.

      Transmitters that have same trouble within one week.

--------------------------------------------------------------------------------
Activation System Access

      Ports Available: 12
                      ----

                            Sun     Mon     Tues     Wed     Thurs     Fri     Sat

      Busy hour             2pm     4pm      3pm     3pm      7pm      8pm     1pm

      Max ports
      in use                5       7        6       8        9        12      11

      Average Activation
      Time required per
      unit (in seconds)     60      75       90      90       105      120     45





                                      E-2                           CONFIDENTIAL